Equitable Life Financial Insurance Company

Supplement dated February 8, 2023 to the current prospectuses for:

• Investment Edge	• Investment Edge 15.0

This Supplement updates certain information in the Appendix listing available Portfolio Companies in the most recent prospectuses, initial summary prospectuses and updating summary prospectuses for variable annuity contracts and in any supplements to those prospectuses, initial summary prospectuses and updating summary prospectuses (collectively, the “prospectus”). You should read this Supplement in conjunction with your prospectus and retain it for future reference. Unless otherwise indicated, all other information included in your prospectus remains unchanged. The terms we use in this Supplement have the same meaning as in your prospectus. We will send you another copy of any prospectus or supplement without charge upon request. Please contact the customer service center referenced in your prospectus.

NOTICE OF LIQUIDATION

The Company has been informed that the Putnam VT Multi-Asset Absolute Return Fund (the “Fund”) will be liquidated at the close of business on or about April 21, 2023 (the “Liquidation Date”). The Putnam VT Multi-Asset Absolute Return Fund variable investment option (the “Investment Option”), currently available in your contract, invests in the Fund. Consequently, we will close the Investment Option as of the Liquidation Date for all transactions.

Prior to the Liquidation Date, you may transfer any account value allocated to the Investment Option to another investment option. This transfer will not count against the number of free transfers permitted annually. If you still have account value allocated to the Investment Option on the Liquidation Date, shares of the Fund held for you in the Investment Option will be exchanged for shares of the EQ/Money Market Portfolio (the “Money Market Portfolio”), of equal value, on the Liquidation Date, and held in the EQ/Money Market variable investment option (the “Money Market Investment Option”). Any current allocation instructions for the Investment Options will be replaced with the Money Market Investment Option. Thereafter, you may transfer your account value from the EQ/Money Market investment option to any other investment option under your contract.

The Money Market Portfolio prospectus contains information about its objectives, investment strategies, risks, fees, and expenses. Please read it carefully before investing. You may contact us to obtain another copy of the Money Market Portfolio prospectuses.

As mentioned above, if you would like to make a transfer directly from the Investment Option into one or more of the other investment options, we must receive instructions from you prior to the Liquidation Date. We have enclosed a One-Time Transfer and Investment Option Selection form in case you prefer to transfer your account value in the Investment Option or provide us with new allocation instructions prior to the Liquidation Date. You can also make transfers and/or amend allocation instructions via your Equitable Client portal account by visiting our website at: www.equitable.com.

CLOSING THE INVESTMENT OPTION TO NEW INVESTMENT

Effective at the close of business on April 20, 2023, (the “Closing to New Investment Date”) the Investment Option will be closed to new investment because the Fund will reject new purchase transactions beginning on the Closing to New Investment Date. “Closed to new investment” means you cannot allocate additional amounts (either through transfers or contributions) to the Investment Option after the Closing to New Investment Date.

If you have any account value in the Investment Option on the Closing to New Investment Date, you may do the following (subject to the terms and conditions contained in the prospectus) until the Liquidation Date:

•	transfer amounts out of the Investment Option into other investment options;

•	withdraw amounts from the Investment Option; and

•	maintain your current investment in the Investment Option until the Liquidation Date.

IE-15-IE	Catalog No. 800018 (2.23)
#159974